As filed with the Securities and Exchange Commission on _______, __, 2006

                                                     Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                         UnderThe Securities Act of l933

                       SECURITY DEVICES INTERNATIONAL INC.

               (Exact name of issuer as specified in its charter)

       Delaware                                      Applied For
-------------------------------                 ----------------------
(State or other jurisdiction of                   (I.R.S. Employer
  incorporation or organization)                  Identification No.)

                120 Adelaide Street West, Suite 2500
                         Toronto, Ontario                              M5H 1T1
         ----------------------------------------------------          -------
              (Address of Principal Executive Offices)               (Zip Code)

                          Incentive Stock Option Plans
                        Non-Qualified Stock Option Plans
                                Stock Bonus Plans
                        -------------------------------
                              (Full Title of Plan)

                      Security Devices International, Inc.
                      120 Adelaide Street West, Suite 2500
                                Toronto, Ontario
                                 Canada M5H 1T1
                      -----------------------------------
                     (Name and address of agent for service)

                                 (416) 787-1871
                   -----------------------------------------
         (Telephone number, including area code, of agent for service)

    Copies of all communications, including all communications sent to agent for service to:

                              William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                                Denver, Colorado
                              80203 (303) 839-0061

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------
                                              Proposed    Proposed
                                               maximum    maximum
Title of securities           Amount          offering    aggregate  Amount of
 to be                        to be             price     offering  registration
registered                   registered (1) per share (2)   price       fee
------------------------------------------------------------------------------

Common Stock issuable
pursuant to Incentive Stock
Option Plan                    1,000,000        $2.02     $2,020,000     $217

Common Stock issuable
pursuant to Non-Qualified
Stock Option Plan              2,250,000        $2.02      4,545,000      485

Common Stock issuable
pursuant to Stock Bonus Plan     150,000        $2.02        303,000       33
                                                          ----------   ---------
                                                          $6,868,000   $  735
                                                          ==========   =========

------------------------------------------------------------------------------

(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable under the Stock Bonus Plans in the event of stock dividends, stock splits, recapitalizations or other changes in the Company's common stock. The shares subject to this Registration Statement are shares granted pursuant to the Company's Stock Bonus Plans all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Varied, but not less than the fair market value on the date that the options were or are granted. Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon closing price of the Company's common stock on December 6, 2006.

                      SECURITY DEVICES INTERNATIONAL INC.

              Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS

(NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not required to be filed with this Registration Statement.)
Item
No.      Form S-8 Caption                            Caption in Prospectus
----     ----------------                            ---------------------

  1.     Plan Information

         (a)  General Plan Information             Stock Option and Bonus Plans

         (b)  Securities to be Offered             Stock Option and Bonus Plans

         (c)  Employees who may Participate        Stock Option and Bonus Plans
              in the Plan

         (d)  Purchase of Securities Pursuant      Stock Option and Bonus Plans
              to the Plan and Payment for
              Securities Offered

         (e)  Resale Restrictions                 Resale of Shares by Affiliates

         (f)  Tax Effects of Plan                  Stock Option and Bonus Plans
              Participation

         (g)  Investment of Funds                  Not Applicable.

         (h)  Withdrawal from the Plan;            Other Information Regarding
              Assignment of Interest               the Plans

         (i)  Forfeitures and Penalties
                                                   Other Information Regarding
                                                   the Plans

         (j)  Charges and Deductions and           Other Information Regarding
              Liens Therefore                      the Plans

2.       Registrant Information and Employee       Available Information,
         Plan Annual Information                   Documents Incorporated by
                                                   Reference

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3 - Incorporation of Documents by Reference
------------------------------------------------

The following documents filed by the Company with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:
Registration Statement on Form SB-2, report on Form 10-QSB for the quarter ended August 31, 2006 and report on Form 8-K dated December 12, 2006. All reports and documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities
----------------------------------

         Not required.

Item 5 - Interests of Named Experts and Counsel
-----------------------------------------------

         Not Applicable.

Item 6 - Indemnification of Directors and Officers
--------------------------------------------------

The Bylaws of the Company provide in substance that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person to the full extent permitted by the laws of the state of Colorado; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company as authorized in the Bylaws.

Item 7 - Exemption for Registration Claimed
-------------------------------------------

      The restricted securities listed below will be offered and sold by means of this registration statement. The restricted securities were issued upon the exercise of options granted pursuant to the Company's Non-Qualified Stock Option Plan. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares. The Purchasers of these shares are all officers and/or directors of the Company.

Shareholder        Number of Shares
-----------        ----------------

Sheldon Kales         550,000
Boaz Dor              200,000
Gregory Sullivan      200,000

Item 8 - Exhibits
-----------------

  4    - Instruments Defining Rights
         of Security Holders

   (a) - Common Stock                       Incorporated  by  reference to the
                                            same exhibit  filed as part of the
                                            Company's  Registration  Statement
                                            on Form SB-2 (File # 333-132456).

   (b) - Incentive Stock Option Plan        _________________________________

   (c) - Non-Qualified Stock Option Plan    _________________________________

   (d) - Stock Bonus Plan                   _________________________________

  5 - Opinion Regarding Legality            _________________________________

 l5 - Letter Regarding Unaudited Interim
      Financial Information                 None

 23 - Consent of Independent Public
        Accountants and Attorneys           _________________________________

 24 - Power of Attorney                     Included in the signature page of
                                            this Registration Statement

  99 - Additional Exhibits
    (Re-Offer Prospectus)                   _________________________________

Item 9 - Undertakings
---------------------

    (a) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

               Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934

              (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Sheldon Kales, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, Ontario, on December 7, 2006.


                                        SECURITY DEVICES INTERNATIONAL INC.

                                    By:  /s/ Sheldon Kales
                                         -------------------------------------
                                         Sheldon Kales, President and Principal
                                         Accounting and Financial Officer


         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                   Date


/s/ Sheldon Kales                      Director            December 7, 2006
-------------------------
Sheldon Kales

/s/ Natan Blaunstein                   Director            December 12, 2006
-------------------------
Natan Blaunstein

/s/ Boaz Dor                           Director            December 9, 2006
-------------------------
Boaz Dor

/s/ Gregory Sullivan                   Director            December 8, 2006
-------------------------
Gregory Sullivan

                                    FORM S-8

                      Security Devices International Inc.
                      120 Adelaide Street West, Suite 2500
                                Toronto, Ontario
                                 Canada M5H 1T1

                                    EXHIBITS

Exhibits
--------

4  - Instruments Defining Rights of
     Security Holders

   (a) - Common Stock                       Incorporated  by  reference to the
                                            same exhibit  filed as part of the
                                            Company's  Registration  Statement
                                            on Form SB-2 (File # 333-132456).

  (b) - Incentive Stock Option Plan          _________________________________

  (c) -  Non-Qualified Stock Option Plan     _________________________________

  (d) - Stock Bonus Plan                     _________________________________

  5 - Opinion Regarding Legality             _________________________________

 l5 - Letter Regarding Unaudited Interim
      Financial Information                  None

 23 - Consent of Independent Public
      Accountants and Attorneys              _________________________________

 24 - Power of Attorney                      Inluded in the signature page
                                             of this Registration Statement

99  - Additional Exhibits
      (Re-Offer Prospectus)                  _________________________________